Exhibit 10.13

                     CHANGE IN CONTROL PROTECTION AGREEMENT

     AGREEMENT effective as of this 3rd day of June 2004 by and between Cooperative Bank, a North Carolina-chartered commercial bank (the "Bank"), and Todd L. Sammons, an individual (the "Employee").

     WHEREAS,   the  Bank  considers  it  essential  to  foster  the  continuous employment of key management personnel by minimizing the uncertainty, departures or distractions of management personnel associated with a Change in Control;

     NOW THEREFORE, the Bank and the Employee, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1.   CHANGE IN  CONTROL.  A  "Change  in  Control"  shall be deemed to have
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          occurred in any one of the following events:

          (a) Merger: The Bank's parent holding company, Cooperative Bankshares, Inc., (the "Company") merges into or consolidates with another corporation, or merges another corporation into the Company and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

          (b) Acquisition of Significant Share Ownership: a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

          (c) Change in Board Composition: during any period of two consecutive years, individuals who constitute the Bank's or the Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of such Board of Directors; provided, however, that for purposes of this clause
               (c) each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period; or


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          (d)  Sale  of  Assets:  The  Company  sells  to a third  party  all or substantially all of the Company's assets.

     2.   TERMINATING EVENT. A "Terminating  Event" shall mean any of the events
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          provided in this Section 2 occurring on or subsequent to the effective date of a Change in Control:

          (a) termination by the Bank of the employment of the Employee with the Bank for any reason other than for Just Cause. Termination for "Just Cause" shall mean termination by the Bank of the employment of the Employee with the Bank because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or a willful violation of any law, rule, or regulation (other than traffic violations or similar infractions) or final cease-and-desist order or material breach of any provision of this Agreement, provided, however, that no act, or failure to act, on the Employee's part shall be deemed "willful" unless done, or omitted to be done, by the Employee without reasonable belief that the Employee's act, or failure to act, was in the best interest of the Bank and any of its subsidiaries.

          (b) termination by the Employee of the Employee's employment with the Bank for Good Reason. Termination for "Good Reason" shall mean termination following or upon the occurrence of any of the following events:

               (i)  a  significant  adverse  change,  not  consented  to by  the
                    Employee, in the nature or scope of the Employee's responsibilities, authorities, powers, title, functions or duties from the responsibilities, authorities, powers, title, functions or duties exercised by the Employee immediately prior to the Change in Control; or

               (ii) a reduction in the Employee's annual base compensation as in effect on the date hereof or as the same may be increased from time to time; or

               (iii)an attempt by the Bank to relocate  the  Employee  to, or to require him to perform regular services, at any location that is outside of the metropolitan area of Wilmington, North Carolina; or

               (iv) except as required by law, the failure by the Bank or any of its subsidiaries to continue in effect any benefits or prerequisites, or any retirement, life insurance, health insurance or disability plan in which the Employee was participating immediately prior to the Change in Control unless the Bank or its successor provides the Employee with a plan or plans that provide substantially similar benefits, or the taking of any action by the Bank that would adversely affect the Employee's benefits under any such plans or deprive the Employee of any material fringe benefit enjoyed by the Employee immediately prior to the Change in Control; or

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               (v)  the  failure  by the Bank to obtain an  effective  agreement from any successor to assume and agree to perform this Agreement.

     Notwithstanding anything in this Agreement to the contrary, during the twelve (12) month period beginning on the effective date of a Change in Control (as defined in Section 1) and continuing through the first anniversary of such date, the Executive may voluntarily terminate his employment under this Agreement for any reason and such termination shall constitute termination for Good Reason.

     3.   SEVERANCE PAYMENT.  In the event a Terminating Event occurs within two
          ------------------
          years after a Change in Control,

          (a) the Bank shall pay to the Employee a sum equal to 2.99 times the Employee's "base amount," within the meaning of ss.280G(b)(3) of the Internal Revenue Code of 1986 ("Code"), as amended. Such payment shall be made in a lump sum not later than thirty (30) days after the Terminating Event.

          (b) the Bank shall continue the Employee's benefits under any of the Bank's medical and benefit plans, life insurance plans, and disability income plans, (collectively, the "Employee Benefit Plans" and each individually an "Employee Benefit Plan"), upon the same terms as in effect on the date of the Terminating Event through the 36-month period following the Terminating Event. Solely for purposes of benefits continuation under the Employee Benefit Plans, the Employee shall be deemed to be an active employee. To the extent that benefits required under this Section 3(b) cannot be provided under the terms of any Employee Benefit Plan, the Bank shall enter into alternative arrangements that will provide the Employee with comparable benefits.

     4.   LIMITATION ON BENEFITS.  Notwithstanding anything in this Agreement to
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          the contrary,  in the event that the aggregate payments or benefits to be made or afforded to Employee under this Agreement, together with any other payments or benefits received or to be received by Employee in connection with a Change in Control, would be deemed to include an "excess parachute payment" under ss.280G of the Code, then such payments or benefits shall be reduced to the extent necessary to avoid treatment as an excess parachute payment with the allocation of any reduction among such payments and benefits to be determined by Employee.

     5.   TERM.  This  Agreement  shall take  effect on the date first set forth
          -----
          above and remain in effect for so long as the Employee remains an Employee of the Bank, subject to the rights of the Employee hereunder upon the occurrence of a Terminating Event.

     6.   WITHHOLDING.  All payments made by the Bank under this Agreement shall
          ------------
          be net of any tax or other amounts required to be withheld by the Bank under applicable law.

     7.   NO MITIGATION.  The Bank agrees that, if the Employee's  employment by
          --------------
          the Bank is terminated during the term of this Agreement, the Employee is not required to seek other

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          employment  or to attempt in any way to reduce any amounts  payable or benefits  to be  provided  to the  Employee  by the Bank  pursuant  to
          Section  3(a) and (b)  hereof.  Further,  the  amount  of any  payment
          provided  for  in  this   Agreement   shall  not  be  reduced  by  any
          compensation earned by the Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Employee to the Bank or otherwise.

     8.   ASSIGNMENT.  Neither the Bank nor the Employee may make any assignment
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          of this  Agreement  or any  interest  herein,  by  operation of law or otherwise, without the prior written consent of the other party, and without such consent any attempted transfer shall be null and void and of no effect. This Agreement shall inure to the benefit of and be binding upon the Bank and the Employee, their respective successors, executors, administrators, heirs and permitted assigns, including, in the case of the Bank, any other corporate entity which the Bank may be merged or otherwise combined or which may acquire the Bank or its assets in whole or substantial part. In the event of the Employee's death after a Terminating Event but prior to the completion by the Bank of all payments due him under Section 3(a) and (b) of this Agreement, the Bank shall continue such payments to the Employee's beneficiary designated in writing to the Bank prior to his death (or to his estate, if the Employee fails to make such designation).

     9.   ENFORCEABILITY. If any portion or provision of this Agreement shall to
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          any  extent  be  declared  illegal  or  unenforceable  by a  court  of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10.  WAIVER.  No waiver of any provision  hereof shall be effective  unless
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          made in writing  and signed by the waiving  party.  The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement,
          shall  not  prevent  any  subsequent   enforcement  of  such  term  or
          obligation or be deemed a waiver of any subsequent breach.

     11.  NOTICES.  Any  notices,  requests,  demands  and other  communications
          --------
          provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to the Employee at the last address the Employee has filed in writing with the Bank, or to the Bank at its main office, attention of the Board of Directors.

     12.  EFFECT ON OTHER PLANS;  PRIOR AGREEMENTS.  An election by the Employee
          -----------------------------------------
          to resign after a Change in Control under the provisions of this Agreement shall not be deemed a voluntary termination of employment by the Employee for the purpose of interpreting the provisions of any of the Bank's benefit plans, programs or policies. Nothing in this Agreement shall be construed to limit the rights of the Employee under the Bank's benefit plans, programs or policies except as otherwise provided in Section 4 hereof, and except that the Employee shall have no rights to any severance benefits under any severance pay plan. This Agreement supercedes and replaces in its entirety the Agreement dated 3/14/02 between the Employee and the Bank.

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     13.  REIMBURSEMENT  OF  EXPENSES.  In the event  any  dispute  shall  arise
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          between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the Employee to enforce the terms hereof or in defending against any action taken by the Bank, the Bank shall reimburse the Employee for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, if the ultimate outcome is substantially in favor of the Employee. Such reimbursement shall be paid within 10 days of Employee furnishing to the Bank written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by the Employee. Any such request for reimbursement by the Employee shall be made no more frequently than at 30 day intervals.

     14.  AMENDMENT. This Agreement may be amended or modified only by a written
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          instrument   signed  by  the  Employee   and  by  a  duly   authorized
          representative of the Bank.

     15.  GOVERNING  LAW.  This  is a  North  Carolina  contract  and  shall  be
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          construed  under and be  governed  in all  respects by the laws of the
          State of North Carolina, without regard to conflict of law principles.

     16.  OBLIGATIONS OF SUCCESSORS.  In addition to any obligations  imposed by
          --------------------------
          law upon any successor to the Bank, the Bank will use its best efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform if no such succession had taken place.

     17.  CONTRACT OF EMPLOYMENT.  Nothing in this Agreement  shall be construed
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          as creating an express or implied  contract of employment  and, except as otherwise agreed in writing between the Employee and the Bank, the Employee shall not have any right to be retained in the employ of the Bank.

     18.  REGULATORY REQUIREMENTS.
          ------------------------

          (a) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (8)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C,. 1818(e)(3) and (g)(1)), the Bank's obligations under the contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate in whole or in part) any of its obligations which were suspended.

          (b) If the Employee is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)), all the obligations of the Bank under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

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          (c)  If the Bank is in default (as  defined in Section  3(x)(1) of the
               FDIA), all obligations under this Agreement shall terminate as of the date of default, but this subparagraph shall not affect any vested rights of the contracting parties.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above.

                                COOPERATIVE BANK



                                Name: Frederick Willetts, III
                                     -------------------------------------
                                Title: Chairman, President, CEO
                                      ------------------------------------


                                Todd L. Sammons
                                ------------------------------------------
                                Employee Name

                                /s/ Todd L. Sammons
                                ------------------------------------------
                                Employee Signature


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